                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                FORM 8-K/A NO. 2

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 18, 1997


                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                      0-22717                      22-3265462
----------------           --------------------          ---------------------
(STATE OR OTHER            (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                                390 Dublin Avenue
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Acorn Products, Inc. (the "Company") hereby is filing a cautionary statement identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by or on behalf of the Company.

ITEM 7.  EXHIBITS.

         (c)  EXHIBITS.

              EXHIBIT NO.                      DESCRIPTION
                  99         Cautionary Statement for Purposes of the "Safe
                             Harbor" Provisions of the Private Securities
                             Litigation Reform Act of 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACORN PRODUCTS, INC.


Date:  November 12, 1999                By: /s/ John G. Jacob
                                           ------------------------------------
                                           John G. Jacob, Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
    99          Cautionary Statement for Purposes of the "Safe Harbor"
                Provisions of the Private Securities Litigation Reform Act
                of 1995.